                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504) and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Ryerson Tull, Inc. of our report dated June 9, 2000 relating to the financial statements of the Ryerson Tull Savings Plan, which appears on page 1 of this Form 11-K.



                                          PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois
June 26, 2000